UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   April 28, 2025

BMO 2025-5C10 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0002057363)

BMO Commercial Mortgage Securities LLC

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001861132)

Bank of Montreal

(Central Index Key number: 0000927971)

Citi Real Estate Funding Inc.

(Central Index Key number: 0001701238)

German American Capital Corporation

(Central Index Key number: 0001541294)

Starwood Mortgage Capital LLC

(Central Index Key number: 0001548405)

Goldman Sachs Mortgage Company

(Central Index Key number: 0001541502)

Greystone Commercial Mortgage Capital LLC

(Central Index Key number: 0001931347)

Societe Generale Financial Corporation

(Central Index Key number: 0001755531)

Zions Bancorporation, N.A.

(Central Index Key number: 0000109380)

UBS AG

(Central Index Key number: 0001685185)

(Exact name of sponsors as specified in their charters)

Delaware	333-280224-06	86-2713125
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

151 West 42nd Street
New York, New York	10036
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 885-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On April 28, 2025, BMO Capital Markets Corp. (“BMO Capital Markets”), Citigroup Global Markets Inc. (“CGMI”), Deutsche Bank Securities Inc. (“DBSI”), Goldman Sachs & Co. LLC (“GS&Co.”), SG Americas Securities, LLC (“SGAS”), UBS Securities LLC (“UBS Securities”), Academy Securities, Inc. (“Academy”), Bancroft Capital, LLC (“Bancroft”), Drexel Hamilton, LLC (“Drexel”) and Mischler Financial Group, Inc. (“Mischler” and, together in such capacity with BMO Capital Markets, CGMI, DBSI, GS&Co., SGAS, UBS Securities, Academy, Bancroft and Drexel, the “Underwriters”) entered into an underwriting agreement with BMO Commercial Mortgage Securities LLC (the “Depositor”), dated April 28, 2025 (the “Underwriting Agreement”), an executed version of which is attached hereto as Exhibit 1, with respect to the sale of the Public Certificates (as defined below) scheduled to occur on or about May 16, 2025 (the “Closing Date”). The Public Certificates are expected to have an aggregate initial principal amount of $552,563,000.

The Depositor also entered into an agreement to sell the Private Certificates (as defined below), having an aggregate initial principal amount of $66,555,867, to BMO Capital Markets, CGMI, DBSI, GS&Co., SGAS, UBS Securities, Academy, Bancroft, Drexel and Mischler (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of April 28, 2025 (the “Certificate Purchase Agreement”), among the Depositor and the Initial Purchasers. The Private Certificates will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On or about the Closing Date, the Depositor is expected to cause the issuance of the BMO 2025-5C10 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2025-5C10 (the “Certificates”) and the Uncertificated VRR Interest, pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2025, (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Savings Fund Society, FSB, as trustee. The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), (ii) the Class X-D, Class D, Class E-RR, Class F-RR, Class XFRR, Class G-RR, Class XGRR, Class J-RR, Class XJRR and Class R Certificates (collectively, the “Private Certificates”), and (iii) the Class VRR Certificates.

BMO Capital Markets, CGMI, DBSI, GS&Co., SGAS and UBS Securities are acting as co-lead managers in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated April 23, 2025, and by the Prospectus, dated April 28, 2025 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale.

The Certificates and the Uncertificated VRR Interest represent, in the aggregate, the entire beneficial ownership in the BMO 2025-5C10 Mortgage Trust (the “Issuing Entity”), a common law trust fund to be formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 34 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on various types of commercial, multifamily and/or manufactured housing community properties. The Mortgage Loans are expected to be acquired by the Depositor from (i) Bank of Montreal (“BMO”), pursuant to a Mortgage Loan Purchase Agreement dated as of May 1, 2025 (the “BMO Mortgage Loan Purchase Agreement”), between the Depositor and BMO, (ii) Citi Real Estate Funding Inc. (“CREFI”), pursuant to a Mortgage Loan Purchase Agreement dated as of May 1, 2025 (the “CREFI Mortgage Loan Purchase Agreement”), between the Depositor and CREFI, (iii) German American Capital Corporation (“GACC”), pursuant to a Mortgage Loan Purchase Agreement dated as of May 1, 2025 (the “GACC Mortgage Loan Purchase Agreement”), between the Depositor and GACC, (iv) Greystone Commercial Mortgage Capital LLC (“GCMC”) pursuant to a Mortgage Loan Purchase Agreement, dated as of May 1, 2025 (the “GCMC Mortgage Loan Purchase Agreement”), between the Company, GCMC and Greystone Select Company II LLC (the “Greystone Guarantor”), (v) Goldman Sachs Mortgage Company (“GSMC”), pursuant to a Mortgage Loan Purchase Agreement dated as of May 1, 2025 (the “GSMC Mortgage Loan Purchase Agreement”), between the Depositor and GSMC, (vi) Societe Generale Financial Corporation (“SGFC”), pursuant to a Mortgage Loan Purchase Agreement dated as of May 1, 2025 (the “SGFC Mortgage Loan Purchase Agreement”), between the Depositor and SGFC, (vii) Starwood Mortgage Capital LLC (“SMC”) pursuant to a Mortgage Loan Purchase Agreement, dated as of May 1, 2025 (the “SMC Mortgage Loan Purchase Agreement”), between the Depositor and SMC, (viii) UBS AG (“UBS AG”) pursuant to a Mortgage Loan Purchase Agreement dated as of May 1, 2025, between Depositor and UBS AG (the “UBS AG Mortgage Loan Purchase Agreement”), between the Depositor and UBS AG, (ix) Zions Bancorporation, N.A. (“ZBNA”) pursuant to a Mortgage Loan Purchase Agreement dated as of May 1, 2025, between Depositor and ZBNA (the “ZBNA Mortgage Loan Purchase Agreement” and, together with the BMO Mortgage Loan Purchase Agreement, the CREFI Mortgage Loan Purchase Agreement, the GACC Mortgage Loan Purchase Agreement, the GCMC Mortgage Loan Purchase Agreement, the GSMC Mortgage Loan Purchase Agreement, the SGFC Mortgage Loan Purchase Agreement, the SMC Mortgage Loan Purchase Agreement and the UBS AG Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and ZBNA. The Mortgage Loan Purchase Agreements are attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7, 99.8 and 99.9 respectively.

The assets of the Issuing Entity are expected to include several Mortgage Loans which are part of a Whole Loan as described in the Prospectus. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, a “Co-Lender Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus. Each Co-Lender Agreement is attached as an exhibit hereto, as identified in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, an “Outside Servicing Agreement”). Each such Outside Servicing Agreement is attached as an exhibit hereto, as described in the following table. For a description of the servicing of the applicable Whole Loans under such Outside Servicing Agreement, see “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

Name of Mortgaged Property or Portfolio of Mortgaged Properties Securing Subject Whole Loan (as identified on the Mortgage Loan Schedule to the Pooling and Servicing Agreement)	Exhibit Number of Related Co-Lender Agreement	Exhibit Number of Related Outside Servicing Agreement (if any)
NJ Asden Portfolio	4.9
Marriott JFK	4.10
1535 Broadway	4.11	4.2
Herald Center	4.12	4.3
Radius Nashville	4.13
Redmond Town Center	4.14	4.4
Project Midway	4.15	4.5
Pinnacle Hills Promenade	4.16	4.6
Las Olas City Centre	4.17	4.4
Riverwalk West	4.18	4.7
Newport on the Levee	4.19	4.8
Commando Self Storage Portfolio	4.20	4.6

Further information regarding the sale of the Public Certificates is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus, dated April 28, 2025. The related registration statement (file no. 333-280224) was originally declared effective on October 10, 2024. In connection with such Prospectus, the principal executive officer of the Depositor has provided the certification attached hereto as Exhibit 36.1.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.	Description
Exhibit 1	Underwriting Agreement
Exhibit 4.1	Pooling and Servicing Agreement
Exhibit 4.2	BWAY Trust 2025-1535 TSA
Exhibit 4.3	Benchmark 2025-V13 PSA
Exhibit 4.4	Benchmark 2025-V14 PSA
Exhibit 4.5	BX 2025-BIO3 TSA
Exhibit 4.6	BMO 2025-5C9 PSA
Exhibit 4.7	BBCMS 2024-5C31 PSA
Exhibit 4.8	BMO 2024-5C8 PSA
Exhibit 4.9	NJ Asden Portfolio Co-Lender Agreement
Exhibit 4.10	Marriott JFK Co-Lender Agreement
Exhibit 4.11	1535 Broadway Co-Lender Agreement
Exhibit 4.12	Herald Center Co-Lender Agreement
Exhibit 4.13	Radius Nashville Co-Lender Agreement
Exhibit 4.14	Redmond Town Center Co-Lender Agreement
Exhibit 4.15	Project Midway Co-Lender Agreement
Exhibit 4.16	Pinnacle Hills Promenade Co-Lender Agreement
Exhibit 4.17	Las Olas City Centre Co-Lender Agreement
Exhibit 4.18	Riverwalk West Co-Lender Agreement
Exhibit 4.19	Newport on the Levee Co-Lender Agreement
Exhibit 4.20	Commando Self Storage Portfolio Co-Lender Agreement
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated April 28, 2025, which such certification is dated April 28, 2025
Exhibit 99.1	BMO Mortgage Loan Purchase Agreement
Exhibit 99.2	CREFI Mortgage Loan Purchase Agreement

Exhibit 99.3	GACC Mortgage Loan Purchase Agreement
Exhibit 99.4	GCMC Mortgage Loan Purchase Agreement
Exhibit 99.5	GSMC Mortgage Loan Purchase Agreement
Exhibit 99.6	SGFC Mortgage Loan Purchase Agreement
Exhibit 99.7	SMC Mortgage Loan Purchase Agreement
Exhibit 99.8	UBS AG Mortgage Loan Purchase Agreement
Exhibit 99.9	ZBNA Mortgage Loan Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2025	BMO COMMERCIAL MORTGAGE
SECURITIES LLC
	By:	/s/ Paul Vanderslice
Name: Paul Vanderslice
Title: Chief Executive Officer

BMO 2025-5C10 – Form 8-K